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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 19, 2005

                                    MOOG INC.
             (Exact name of registrant as specified in its charter)

           New York                     1-5129                  16-0757636
 (State or Other Jurisdiction        (Commission             (I.R.S. Employer
      of Incorporation)              File Number)          Identification No.)

              East Aurora, New York                             14052-0018
     (Address of principal executive offices)                   (Zip Code)

       Registrant's Telephone Number, Including Area Code: (716) 652-2000

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On July 26, 2005, Moog Inc. (the "Company") entered into a stock purchase agreement with Kaydon Corporation and two of its affiliates, whereby the Company has acquired the stock of Kaydon Corporation's Power and Data Transmission Products segment for $72.4 million. The segment manufactures complex electrical and fiber optic products used in demanding aerospace, defense, industrial, security, medical, and marine applications. Products include slip rings and slip ring assemblies, video and data multiplexers, and fiber optic rotary joints. A copy of the press release, announcing this transaction, is included as exhibit
99.1 of this report.

ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

On July 19, 2005, the Company entered into Modification No. 5 to its Amended and Restated Loan Agreement, dated as of March 3, 2003 (the "Amendment"), as modified by Modification Nos. 1,2,3 and 4 thereto dated as of August 6, 2003, March 5, 2004, December 17, 2004 and April 13, 2005, respectively, by and among Moog, the lenders parties thereto, and HSBC Bank USA, N.A., as agent for the lenders (the "Credit Facility"). The intention of Modification No. 5 is to permit the acquisition of Kaydon Corporation's Power and Data Transmission Products segment and FCS Control Systems.

ITEM 2.02   RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On July 27, 2005, Moog Inc. (the "Company") issued a press release discussing results of operations for the quarter ended June 25, 2005. A copy of the press release is included as exhibit 99.2 of this report.

The information in this report is being furnished pursuant to Item 2.02 of Form 8-K and shall not be deemed to be "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, except as expressly stated by specific reference in such a filing.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

   (c)      Exhibits.
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            99.1        Press release dated July 27, 2005, announcing the
                        acquisition of the stock of Kaydon Corporation's Power and Data Transmission Products segment.

            99.2        Press release dated July 27, 2005,  announcing
                        Moog Inc.'s results of operations for the quarter ended June 25, 2005.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    MOOG INC.

Dated: July 27, 2005                                By:   /s/ Donald R. Fishback
                                                          ----------------------
                                                    Name: Donald R. Fishback
                                                          Controller

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                                  EXHIBIT INDEX

Exhibit     Description
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99.1        Press release dated July 27, 2005,  announcing the  acquisition of the stock of Kaydon  Corporation's Power and Data Transmission
            Products segment.

99.2 Press release dated July 27, 2005, announcing Moog Inc.'s results of operations for the quarter ended June 25, 2005.